EXHIBIT 10.44

LeCroy Corporation                                             September 2, 2003
700 Chestnut Ridge Road
Chestnut Ridge, New York  10977

         RE: THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT (THE "AGENT") AND LENDER (THE "LENDER")/LECROY CORPORATION (THE "BORROWER")

Ladies and Gentlemen:

Reference is hereby made to (i) the Credit Agreement dated as of October 11, 2000 by and among the Borrower, the Lender and the Agent (the "CREDIT AGREEMENT"), and (ii) the Revolving Note dated October 11, 2000 made by the Borrower in favor of the Lender (the "Note"). All capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

The Borrower, the Agent and the Lender covenant and agree as follows:

1. Section 1.01 of the Credit Agreement is amended by deleting the definition of "Revolving Maturity Date" in its entirety and substituting therefor the following:

             "'Revolving Maturity Date' means November 30, 2003."

2. All Obligations are and shall continue to be (i) secured by the Collateral referenced in the Credit Agreement and more fully described in the Security Documents, and (ii) guaranteed by the Subsidiary Guarantors, if any, pursuant to the Guarantee Agreement.

3. In connection with the extension of the Revolving Maturity Date, simultaneously with the execution and delivery hereof, the Borrower shall pay to the Lender a non-refundable facility fee in the amount of $8,000.

4. The Credit Agreement, the Note and the other Loan Documents shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Letter Agreement.

5. The amendment set forth herein is limited precisely as written and shall not be deemed to be an amendment of any other term or condition of the Credit Agreement, the Note or any of the other Loan Documents. All Loan Documents remain in full force and effect and are unchanged except for the amendment provided above.

                           [signature page to follow]

                                                   VERY TRULY YOURS,

                                             THE BANK OF NEW YORK,
                                             as Administrative Agent and Lender

                                                  BY: /S/ JOHN F. VOLPICELLA
                                                     -------------------------
                                                  JOHN F. VOLPICELLA
                                                  VICE PRESIDENT

ACCEPTED AND AGREED TO
THIS 2ND DAY OF SEPTEMBER, 2003:

LECROY CORPORATION

BY: /S/ SCOTT D. KANTOR
    ---------------------
     SCOTT KANTOR
     VICE PRESIDENT